Waiver and Fifth Amendment to Loan DocumentsThis Waiver and Fifth Amendment (this “Amendment”) is entered into as of February 15, 2008, among MuniMae TEI Holdings, LLC, a Maryland limited liability company (“MMTH”), MMA Construction Finance, LLC, a Maryland limited liability company (“MMCF”), and MMA Mortgage Investment Corporation, a Florida corporation (formerly known as Midland Mortgage Investment Corporation, and referred to herein as “MMIC”) (each, individually, a “Borrower,” and, collectively, the “Borrowers”), Municipal Mortgage & Equity, LLC, a Delaware limited liability company (the “Guarantor”), Bank of America, N.A., a national banking association (the “Administrative Agent”), and certain lenders party to the Credit Agreement (as defined below) from time to time (the “Required Lenders”).

RECITALS:

Reference is made to the following facts that constitute the background of this amendment:

A. The parties hereto are parties to that certain Credit Agreement, dated as of November 12, 2004 (as amended and as certain provisions thereof have been waived or may be waived from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Credit Agreement;

B. The Loan Parties have requested that the Administrative Agent and the Required Lenders temporarily waive compliance with all covenants under the Loan Documents; provided that (a) the Loan Parties shall not take any action that would materially adversely affect the Collateral or the Administrative Agent’s security interest therein, and (b) the Loan Parties shall pay the Obligations in full as set forth herein; and

C. The Administrative Agent and the Required Lenders are willing to grant such request solely upon the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing, as well as the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Loan Parties, the Administrative Agent and the Required Lenders hereby covenant and agree as follows:

1. Waiver. In accordance with the terms of Section 10.01 of the Credit Agreement, the Administrative Agent and the Required Lenders hereby waive the Loan Parties’ compliance with all covenants set forth in the Loan Documents and any Default or Event of Default arising from any non-compliance with such covenants; provided, however, that the Loan Parties shall not take any action that would materially adversely affect the Collateral or the Administrative Agent’s security interest therein; provided further, however, that such waiver shall be revoked and be deemed of no force and effect, effective as of the date hereof, if the Loan Parties either:

(a) fail to pay $7,200,000.00 of the Obligations on or before 5:00 p.m. (Boston time) on February 22, 2008 ; or

(b) fail to pay the remaining balance of the Obligations in full on or before 5:00 p.m. (Boston time) on February 29, 2008.

2. Amendments to Credit Agreement.

(a) Reduction in Aggregate Commitments. The definition of “Aggregate Commitments” in Section 1.01 of the Credit Agreement is hereby amended by replacing “$100,000,000.00” with “$35,000,000.00”. From and after the date hereof, to the extent the Loan Parties pay any Obligations, the Aggregate Commitments shall be further reduced by the amount so repaid. From and after the date hereof, all references to the term “Aggregate Commitments” in the Loan Documents shall mean such term as amended hereby. In connection with the reduction in the Aggregate Commitments, (a) Schedule 2.01 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01 attached hereto, and (b) the Commitment of each Lender is reduced on a pro rata basis to the applicable amount set forth in Schedule 2.01 attached hereto.

(b) Termination of Committed Loans. Notwithstanding any provision of the Loan Documents to the contrary, as of the date hereof, the obligation of each Lender to extend any Committed Loans other than those Committed Loans outstanding on the date hereof shall be terminated.

3. Release of Collateral. Notwithstanding anything to the contrary contained in Section 12 of the Security Agreement or elsewhere in the Loan Documents, from and after the date hereof, provided that no Default or Event of Default is in existence, all collateral delivered in connection with a particular Taxable Construction Loan will be released solely upon payment to the Administrative Agent, for application to the Obligations, of an amount equal to the greatest of (a) the aggregate principal amount of all Committed Loans made in connection with such Taxable Construction Loan, plus all interest accrued thereon, (b) the net cash proceeds received upon the sale or refinancing of such Taxable Construction Loan, and (c) the Borrowing Base Value of such Taxable Construction Loan, as described in the most recent Borrowing Base Report delivered to the Administrative Agent (provided that the 80% discount set forth in Section 2 of Schedule 2.02 to the Credit Agreement shall be disregarded in calculating the Borrowing Base Value for purposes of determining the amount required under clause (c) of this Section).

4. Waiver Fee. In consideration of the execution and delivery of this Amendment, the Loan Parties, jointly and severally, agree to pay to the Administrative Agent, a waiver fee (the “Waiver Fee”) in the amount of $75,000.00, for the benefit of the Lenders in accordance with their respective Pro Rata Shares, as reflected in Schedule 2.01 attached hereto.

5. Conditions Precedent. The agreements set forth in this Amendment are conditional and this Amendment shall not be effective until the following conditions have been fulfilled to the satisfaction of the Administrative Agent: (a) the Loan Parties, the Administrative Agent, and each Required Lender shall have executed and delivered this Amendment; and (b) the Administrative Agent shall have received the Waiver Fee.

6. Representations and Warranties. The Loan Parties, jointly and severally, represent and warrant to the Lenders and the Administrative Agent as of the date of this Amendment that: (a) upon execution of this Amendment, no Default or Event of Default is in existence or will result from the execution and delivery of this Amendment or the consummation of any transactions contemplated hereby; (b) each of the representations and warranties of the Loan Parties in the Credit Agreement and the other Loan Documents is true and correct in all material respects on the effective date of this Amendment (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited to such time or event and except as set forth on Exhibit A attached hereto); and (c) this Amendment, the Credit Agreement (as amended by this Amendment) and the other Loan Documents are legal, valid and binding agreements of the Loan Parties and are enforceable against them in accordance with their terms.

7. Ratification. Except as hereby amended or waived, the Credit Agreement, all other Loan Documents and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect, and this Amendment shall not be, and shall not be deemed to be, a waiver of any Default, Event of Default or any covenant, term or provision of the Credit Agreement or the other Loan Documents. In furtherance of the foregoing ratification, by executing this Amendment in the space provided below, the Guarantor hereby absolutely and unconditionally (a) reaffirms its obligations under the Guaranty, and (b) absolutely and unconditionally consents to (i) the execution and delivery by the Borrowers of this Amendment, (ii) the continued implementation and consummation of arrangements and transactions contemplated by the Credit Agreement and the other Loan Documents (including, without limitation, as amended hereby), and (iii) the performance and observance by each Borrower and the Guarantor of all of its respective agreements, covenants, duties and obligations under the Credit Agreement and the other Loan Documents (including, without limitation, as amended or waived hereby).

8. Counterparts. This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument.

9. Amendment as Loan Document. Each party hereto agrees and acknowledges that this Amendment constitutes a “Loan Document” under and as defined in the Credit Agreement.

10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES); PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

11. Successors and Assigns. This Amendment shall be binding upon, and shall inure to the benefit of, each of the parties hereto, as well as to the Administrative Agent’s and the Lenders’ respective successors and assigns.

12. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

13. Integration. The Loan Documents, as amended or waived by this Amendment, comprise the complete and integrated agreement of the parties on the subject matter hereof and supersede all prior agreements, written or oral, on such subject matter. This Amendment was drafted with the joint participation of the parties hereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning hereof.

14. Further Assurances. The Loan Parties shall execute such other documents as may be necessary or as may be required, in the opinion of counsel to the Administrative Agent, to effect the transactions contemplated hereby and to extend the liens and/or security interests of all other collateral instruments, as modified by this Amendment, including, without limitation, any modifications to, or re-filing of any financing statements previously filed by the Administrative Agent. The Loan Parties also agree to provide to the Administrative Agent, on behalf of the Lenders, such other documents and instruments as the Administrative Agent reasonably may request in connection with the execution and delivery hereof or the consummation of any transactions or actions contemplated hereby.

15. No Course of Dealing. The Administrative Agent and the Required Lenders have entered into this Amendment on the express understanding with each Loan Party that in entering into this Amendment, the Administrative Agent and the Required Lenders are not establishing any course of dealing with the Loan Parties. The Administrative Agent’s and the Lenders’ rights to require strict performance with all of the terms and conditions of the Credit Agreement and the other Loan Documents shall not in any way be impaired by the execution of this Amendment. None of the Administrative Agent and the Lenders shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Administrative Agent and the Lenders may require the payment of fees in connection therewith. Each of the Loan Parties agrees that none of the ratifications and reaffirmations set forth herein, nor the Administrative Agent’s nor any Lender’s solicitation of such ratifications and reaffirmations, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrowers or the Guarantor with respect to any subsequent modification, amendment, consent or waiver with respect to the Credit Agreement or any other Loan Document.

16. Claims Against Bank Group.

(a) No Claims or Offsets. The Loan Parties acknowledge and agree that, as of the date hereof: (a) none of the Loan Parties has any claim or cause of action against any of the Lenders or the Administrative Agent or any of their respective Affiliates (or any of their directors, officers, employees, attorneys or agents) (collectively, the “Bank Group”) arising out of, under or in any way relating to the Loan Documents (including this Amendment), any documents, instruments, agreements, dealings or other matters in connection with the Loan Documents, the transactions contemplated by the Loan Documents or any actions taken or not taken by any member of the Bank Group in connection therewith; (b) none of the Loan Parties has any offset rights, counterclaims or defenses of any kind against prepayment and performance of the Obligations; and (c) each member of the Bank Group has heretofore properly performed and satisfied in a timely manner all of its obligations to the Loan Parties under the Loan Documents.

(b) Waiver of Claims. In consideration of the waivers provided by and the covenants of the Administrative Agent and the Required Lenders herein, the Loan Parties agree to eliminate any possibility that any past conditions, acts, omission, events, circumstances or matters would impair or otherwise adversely affect any of the rights, interests, contracts, collateral security or rights and remedies of the Bank Group under the Loan Documents. Therefore, the Loan Parties, on their own behalf and on behalf of each of their respective successors and assigns, hereby waive, release and discharge each member of the Bank Group, from any and all claims, demands, actions or causes of action on or before the date hereof and arising out of, under or in any way relating to the Loan Documents (including this Amendment), any documents instruments, agreements, dealings or other matters connected with the Loan Documents, the transactions contemplated by the Loan Documents or any actions taken or not taken by any member of the Bank Group in connection therewith, including, without limitation, all known and unknown matters, claims, transactions or things occurring on or prior to the date hereof. The waivers, releases and discharges in this Section 16(b) shall be effective regardless of any other event that may occur or not occur prior to, or on or after the date hereof.

17. Jury Trial Waiver. the borrowers, the guarantor, the administrative agent and the lenders, by acceptance of this amendment, mutually hereby knowingly, voluntarily and intentionally waive the right to a trial by jury in respect of any litigation based hereon, arising out of, under or in connection with this amendment or any other loan document, or any course of conduct, course of dealings, statements (whether verbal or written) or actions of any party, including, without limitation, any course of conduct, course of dealings, statements or actions of the administrative agent or any lender relating to the administration or enforcement of the loans or the loan documents (whether based on contract, tort, strict liability or any other theory), and agree that no party will seek to consolidate any such action with any other action in which a jury trial cannot be or has not been waived.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused the execution and delivery of this Waiver and Fifth Amendment by their duly authorized officers or representatives effective as of the date first written above.

BORROWERS:	MUNIMAE TEI HOLDINGS, LLC
	By:	___/s/ Charles M. Pinckney	____________
(Signature)
___ Charles M. Pinckney COO___________

(Printed Name and Title)

MMA CONSTRUCTION FINANCE, LLC
By:	___/s/ Charles M. Pinckney	____________
(Signature)
___ Charles M. Pinckney COO___________
(Printed Name and Title)

MMA MORTGAGE INVESTMENT CORPORATION
By:	___/s/ Charles M. Pinckney	____________
(Signature)
___ Charles M. Pinckney COO___________
(Printed Name and Title)
GUARANTOR:	MUNICIPAL MORTGAGE & EQUITY, LLC
By:	___/s/ Charles M. Pinckney	____________
(Signature)
___ Charles M. Pinckney COO___________
(Printed Name and Title)

[Signatures of the Administrative Agent and the Required Lenders follow on next page]

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.
By:	/s/ James J. Magaldi

James J. Magaldi, Senior Vice President

REQUIRED LENDERS:
U.S. BANK NATIONAL ASSOCIATION, as a Lender holding
20% of the Aggregate Commitments
By: _/s/ A. Jeffrey Jacobson___________
BANK OF AMERICA, N.A., as a Lender holding 20% of the
Aggregate Commitments		(Signature)
By: ___/s/ James J. Magaldi ___________ James J.		A. Jeffrey Jacobson Senior V. P.____
Magaldi, Senior Vice President
(Printed Name and Title)
ROYAL BANK OF CANADA, as a Lender holding 20% of the		CITICORP USA, INC., as a Lender holding 20% of the
Aggregate Commitments		Aggregate Commitments
By: __/s/ Dan LePage ________________		By: __/s/ M. McKeon ________________
(Signature)		(Signature)
__Dan LePage Authorized Signatory_		___ M. McKeon Vice President _____
(Printed Name and Title)		(Printed Name and Title)
FANNIE MAE, as a Lender holding 14% of the Aggregate		COMERICA BANK, as a Lender holding 6% of the
Commitments		Aggregate Commitments
By: ___/s/ Carl W. Riedy	___________	By: __/s/ Lisa M. Kotula ____________
(Signature)		(Signature)
___Carl W. Riedy Jr. Vice President__		____ Lisa M. Kotula Vice President_
(Printed Name and Title)		(Printed Name and Title)

Schedule 2.01

Commitments and Pro Rata Shares

LENDER	COMMITMENT	PRO RATA SHARE
Bank of America, N.A.	$7,000,000.00	20.000000000000%
U.S. Bank National Association	$7,000,000.00	20.000000000000%
Royal Bank of Canada	$7,000,000.00	20.000000000000%
Citicorp USA, Inc.	$7,000,000.00	20.000000000000%
Fannie Mae	$4,900,000.00	14.000000000000%
Comerica Bank	$2,100,000.00	6.000000000000%
Total	$35,000,000.00	100.000000000000%